1933 Act File No. 2-10822
                                                    1940 Act File No. 811-515



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

     Pre-Effective Amendment No.                                          [ ]
     Post-Effective Amendment No.  51                                     [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [X]

                                Amendment No. 52

                        (Check appropriate box or boxes)

                           THE WALL STREET FUND, INC.
               (Exact name of registrant as specified in charter)

    230 Park Avenue, New York, New York                        10169
  (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's Telephone Number, including Area Code (212) 856-8250

                           Robert P. Morse, President
                           The Wall Street Fund, Inc.
                                230 Park Avenue
                            New York, New York 10169
                     (Name and address of Agent for Service)

Approximate Date of Proposed Public Offering ..................... May 1, 1997

It is proposed that this filing will become effective (check appropriate box)
    [ ] immediately upon filing pursuant to paragraph (b)
    [X] on May 1, 1997 pursuant to paragraph (b)
    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


-------------------------------------------------------------------------------
This Registrant has registered an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. On February 27, 1997 Registrant filed a Rule 24f-2 Notice for Registrant's most recent fiscal year which ended December 31, 1996.
-------------------------------------------------------------------------------

                                   FORM N-IA

                             CROSS REFERENCE SHEET
                            (as required by rule 495)


FORM N-1A PART A ITEM NO.                         PROSPECTUS LOCATION

Item 1.  Cover Page ............................  Cover Page

Item 2.  Synopsis ..............................  Summary Statement; Fee Table

Item 3.  Condensed Financial Information .......  Financial Highlights

Item 4.  General Description of Registrant .....  Summary Statement; Investment
                                                  Objectives; Investment Policy;
                                                  Investment Restrictions

Item 5.  Management of the Fund ...............   Investment Advisory and Other
                                                  Services; General Information

Item 6.  Capital Stock and other Securities ...   Dividends and Distributions;
                                                  Taxation; Share Ownership
                                                  Information; General
                                                  Information

Item 7.  Purchase of Securities being  Offered .  How to Buy Shares

Item 8.  Redemption or Repurchase .............   Redemption and Repurchase
                                                  of Shares

Item 9.  Pending Legal Proceedings ............   *


                                                  LOCATION IN STATEMENT OF
FORM N-1A PART B ITEM NO.                         ADDITIONAL INFORMATION

Item 10. Cover Page ...........................   Cover Page

Item 11. Table of Contents ....................   Table of Contents

Item 12. General Information and History ......   Investment Objectives and
                                                  Policies; Management of
                                                  the Fund

Item 13. Investment Objectives and Policies ...   Investment Objectives and
                                                  Policies

Item 14. Management of the Fund ...............   Management of the Fund

Item 15. Control Persons and Principal
            Holders of Securities .............   Principal Holders of
                                                  Securities

Item 16. Investment Advisory and
            Other Services ....................   Included in Prospectus under
                                                  "Investment Advisory and
                                                  Other Services"

Item 17. Brokerage Allocation and
            Other Services ....................   Brokerage Allocations



* Answer negative or inapplicable

                                                  LOCATION IN STATEMENT OF
FORM N-1A PART B ITEM NO.                         ADDITIONAL INFORMATION

Item 18. Capital Stock and other Securities ...   Included in Prospectus Under
                                                  "Dividends and Distributions";
                                                  "Taxation"; "Share Ownership
                                                  Information"; "General
                                                  Information"

Item 19. Purchase, Redemption and Pricing of
               Securities Being Offered .......   Included in Prospectus Under
                                                  "How to Buy Shares";
                                                  "Redemption and Repurchase of
                                                  Shares"; "Determination of Net
                                                  Asset Value"

Item 20. Tax Status ...........................   Tax Status

Item 21. Underwriters .........................   Underwriter

Item 22. Calculation of Performance Data ......   Calculation of Performance
                                                  Data

Item 23. Financial Statements .................   Financial Statements


FORM N-1A PART C ITEM NO.                         LOCATION IN PART C

Item 24. Financial Statements and Exhibits ....   Financial Statements and
                                                  Exhibits

Item 25. Persons Controlled by or Under
            Common Control with Registrant ....   *

Item 26. Number of Holders of Securities ......   Number of Holders of
                                                  Securities

Item 27. Indemnification ......................   Indemnification

Item 28. Business and Other Connections
            of Investment Advisor .............   Business and Other Connections
                                                  of Investment Advisor

Item 29. Principal Underwriters ...............   Principal Underwriters

Item 30. Location of Accounts and Records .....   Location of Accounts and
                                                  Records

Item 31. Management Services ..................   *

Item 32. Undertakings .........................   *





* Answer negative or inapplicable

DIRECTORS
     Clifton H.W. Maloney
     Robert P. Morse, Chairman
     Sharon A. Queeney
     Harlan K. Ullman


OFFICERS
     Robert P. Morse, President
     Michael R. Linburn, Vice President
     Allen C. Post, Vice President
     Michael Miola, Secretary and Treasurer


INVESTMENT ADVISER
     Wall Street Management Corporation
     230 Park Avenue
     New York, New York 10169


CUSTODIAN
     The Bank of New York
     110 Washington Street
     New York, New York 10286


TRANSFER AGENT
     American Data Services, Inc.
     24 West Carver Street, 2nd Floor
     Huntington, New York 11743


INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     1301 Avenue of the Americas
     New York, New York 10019





                                   PROSPECTUS

                                   May 1, 1997

                                   PROSPECTUS


                           THE WALL STREET FUND, INC.
                    230 Park Avenue, New York, New York 10169


                            Telephone: (212) 856-8250





The Wall Street Fund, Inc. (the "Fund") is an open-end, diversified, management investment company. The primary investment objective of the Fund is growth of capital. The Fund's portfolio will emphasize equity-type securities which, in the opinion of the Fund's investment adviser and officers, offer prospects of sustained growth in value. In addition, convertible stocks and bonds, U.S. government bonds and corporate bonds may be used.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. A Statement of Additional Information about the Fund, which is incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available upon request without charge. Such a request should be made to the address shown at the top of this page.


Investors should read and retain this Prospectus for future reference.



The date of this Prospectus and of the Statement of Additional Information is May 1, 1997.

                                TABLE OF CONTENTS


Summary Statement..........................................................3
Fee Table..................................................................4
Financial Highlights.......................................................5
Investment Objectives......................................................6
Investment Policy..........................................................6
Investment Restrictions....................................................8
Portfolio Turnover.........................................................9
Determination of Net Asset Value..........................................10
How to Buy Shares.........................................................10
Redemption and Repurchase of Shares.......................................14
Dividends and Distributions...............................................15
Taxation..................................................................16
Investment Advisory and Other Services....................................16
General Information.......................................................20




No dealer, salesman or any other person has been authorized to give information or to make any representations other than those contained in this Prospectus, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund or the Underwriter. This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

                                SUMMARY STATEMENT

This Prospectus provides information with respect to the continuous offering of shares of the Capital Stock, par value $1 per share ("Share(s)"), of The Wall Street Fund, Inc., a Maryland corporation (the "Fund").

The Fund's primary investment objective is to produce growth of capital with current income a secondary objective. See "Investment Objectives", "Investment Policy", "Investment Restrictions".

Wall Street Management Corporation ("WSMC") provides research, statistical, advisory and managerial services to the Fund for an advisory fee paid monthly. See "Investment Advisory and Other Services".

WSMC also serves as principal underwriter of the Shares, which may be acquired in minimum initial purchases of $2,000 (except the initial investment may be $500 or more under a payroll deduction arrangement), and minimum subsequent purchases of $100, at net asset value, plus a sales charge ranging from 4.0% to 0% of the offering price (or 4.17% to 0% of the net amount invested), depending upon the total amount of Shares purchased. See "How to Buy Shares" and "Determination of Net Asset Value".

Shares may be redeemed by Stockholders (presently without a fee) at net asset value. See "Redemption and Repurchase of Shares". The value of the Shares fluctuates as the values of the securities in which the Fund invests fluctuate. Similarly, when the Fund sells those securities, it realizes profits or losses, depending upon the relationship between the cost and the selling price of those securities. The Fund also earns dividend or interest income to the extent that any securities in its portfolio produce such income. Stockholders may automatically reinvest any dividends and distributions at net asset value without paying a sales charge. See "Dividends and Distributions" and "Taxation".

                            SUMMARY OF FUND EXPENSES


Shareholder Transaction Expenses:

Maximum Sales Load Imposed on Purchase
  (as a percentage of offering price)..................................  4.00%

Maximum Sales Load Imposed on Reinvested Dividends
  (as a percentage of offering price) .................................   None

Deferred Sales Load (as a percentage of original
  purchase price or redemption proceeds as
  applicable...........................................................   None

Redemption Fees (as a percentage of amount
  redeemed, if applicable).............................................   None

Exchange Fee...........................................................   None



Annual Fund Operating Expenses (as a percentage of net assets):

     Management Fees...................................................   .75%

     12b-1 Fees........................................................   None

     Other Expenses (after expense reimbursements).....................  1.07%

Transfer Agent and Custodian Fees......................................  0.28%
Professional Fees (includes legal and accounting)......................  0.49%
Miscellaneous..........................................................  0.30%

TOTAL FUND OPERATING EXPENSES..........................................  1.82%

Example                                  1 Year   3 Years   5 Years   10 Years
-------------------------------------------------------------------------------
You would pay the following expenses on
a $1,000 investment, assuming (1) 5%
annual return, and (2) redemption at
the end of each time period:               $58       $95      $135     $245

The purpose of this Table is to assist you in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The amount of expenses actually incurred in the year ended December 31, 1996 was $283,072, after reimbursement by WSMC of expenses of $2,547 or 0.02% (see "Investment Advisory and Other Services - Expense Limitation"). The above example should not be considered a representation of past or future expenses; actual expenses incurred may be greater or less than those shown in the example.

                              FINANCIAL HIGHLIGHTS
       (For one Share outstanding throughout the years ended December 31)


The figures below for the 5 years ended December 31, 1996 have been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants, as indicated in their report on page B-15 of the Statement of Additional Information. The remaining figures, which have also been audited, are not covered by the accountant's current report. Further information about the Fund's performance is contained in the Fund's annual report to shareholders which may be obtained without charge from the Fund.

                               1996    1995    1994    1993    1992    1991    1990    1989    1988    1987
------------------------------------------------------------------------------------------------------------

Net asset value,
  beginning of year            $8.19   $7.42   $8.03   $7.60   $7.27   $5.54   $7.09   $6.57   $5.53   $6.95
Income from investment
  operations:
Net investment income
   (loss)                       (.06)   (.03)  (0.02)  (0.02)   0.01    0.03    0.00    0.06    0.02    0.01
Net realized and unrealized
   gain (loss) on
   investments                  0.98    2.60   (0.38)   1.00    0.54    2.95   (1.44)   1.35    1.02    0.27
                              -------------------------------------------------------------------------------
Total from investment
   operations                   0.92    2.57   (0.40)   0.98    0.55    2.98   (1.44)   1.41    1.04    0.28
                              -------------------------------------------------------------------------------

Less distributions:
Dividends from net
   investment income            0.00    0.00    0.00    0.00   (0.01)  (0.03)  (0.02)  (0.07)   0.00   (0.01)
Distribution from realized
   gains from security
   transactions                (1.15)  (1.80)  (0.21)  (0.55)  (0.21)  (1.21)  (0.09)  (0.82)   0.00   (1.57)
Return of capital
   distribution                 0.00    0.00    0.00    0.00    0.00   (0.01)   0.00    0.00    0.00   (0.12)
                              -------------------------------------------------------------------------------
Total distributions            (1.15)  (1.80)  (0.21)  (0.55)  (0.22)  (1.25)  (0.11   (0.89)   0.00   (1.70)
                             --------------------------------------------------------------------------------
Net asset value,
   end of year                 $7.96   $8.19   $7.42   $8.03   $7.60   $7.27   $5.54   $7.09   $6.57   $5.53
                             --------------------------------------------------------------------------------

Total return*                  11.45%  36.50%  (4.86%) 13.17%   7.61%  54.36% (20.36%) 22.19%  18.74%  (2.50%)

Ratios/supplemental data
Net assets, end of year
   (in $000's)                 15,939  14,383  11,080  11,561  11,202  11,032   8,825  13,500  12,101   9,764
Ratio of expenses to
  average net assets            1.84%   2.02%   2.12%   2.04%   2.15%   2.10%   2.04%   1.79%   1.97%   2.00%
Ratio of expenses to
  average net assets, net
  of expense reimbursement      1.82%   1.90%   1.96%   1.96%   1.97%   1.98%   2.00%   1.79%   1.95%   1.93%
Ratio of investment income
  (loss) to average net
  assets                       (0.70%) (0.50%) (0.47%) (0.31%) (0.08%)  0.30%   0.03%   0.85%   0.31%   0.04%
Ratio of net investment
   income (loss) to
   average net assets, net
   of reimbursement            (0.68%) (0.38%) (0.31%) (0.23%)  0.09%   0.43%   0.07%   0.85%   0.33%   0.11%
Portfolio turnover rate       142.11%  143.27% 89.01% 107.22% 112.47% 159.52% 142.06% 132.98% 203.78% 212.16%
Average commission rate paid   0.0666    -      -       -       -       -       -       -       -       -

-----------------------

*   Excluding sales charge.

                              INVESTMENT OBJECTIVES

The primary objective of the Fund is growth of capital. To achieve that objective the Fund's portfolio will normally emphasize common stocks which, in the opinion of the Fund's investment adviser, offer prospects of sustained growth in value. In addition, convertible stocks and bonds, U.S. government bonds and corporate bonds may be used.

Realization of current income through the receipt of interest or dividends from investments is a secondary objective, although receipt of income may accompany capital appreciation.

There can be no assurance that the Fund's investment objectives will be achieved. The risks inherent in investing are applicable to the Fund as well as to an individual investor.


                                INVESTMENT POLICY

It is the policy of the Fund, which policy may not be changed without the vote of a majority of the Fund's outstanding voting securities,* to invest in common stocks, convertible securities, preferred stocks, corporate bonds and securities of the United States Government or its agencies without restrictions as to the proportions of its assets invested in any type of security, subject to its investment restrictions and diversification status. However, the Fund may invest more or less broadly than as stated above, including acquisition of debt securities, i.e. corporate bonds, convertible bonds and convertible preferreds. The Fund will purchase corporate bonds rated no lower than investment grade, BBB by Standard & Poor's Corporation and Baa by Moody's Investment Services, Inc.. Investment grade bonds possess some speculative characteristics. The Fund may also purchase unrated bonds when in the opinion of the investment adviser such investments are of comparable quality. Investments in general will be made in securities of companies which have been in business for at least three years, but without regard to the period of time the securities may have been publicly traded. Common stock investments may be traded on listed securities exchanges or over the counter without restriction. There is no restriction as to the size of businesses invested in, but the investment adviser intends to maintain an investment portfolio mixture of large, medium and small size companies, subject to the Fund's investment restrictions and diversification status.

Analytical emphasis is focused on financial ratios such as pre-tax margins, return on equity and cash flow which are actually or expected to be superior to those of the average company. While price earnings ratios are important valuation criteria, there is no limitation or emphasis on high or low P/E stocks. In the opinion of the investment adviser, P/E ratios are important in relationship to the aforementioned financial ratios.

------------
 * The phrase "vote of a majority of the Fund's outstanding voting securities," as used herein, is defined in Section 2(a)(42) of the Investment Company Act of 1940 to mean the vote, at the annual or a special meeting of Stockholders duly called, of the lesser of (i) 67% or more of the Shares present at such meeting, if holders of more than 50% of the outstanding Shares are present or represented by proxy; or (ii) more than 50% of the outstanding Shares.

At December 31, 1996, the net assets of the Fund were invested approximately 90.61% in common stocks, 8.78% in convertible debt securities and 0.61% in cash, receivables, and other assets less liabilities. See "Schedule of Investments" in the financial statements in the Statement of Additional Information. The various investment restrictions which have been adopted by the Fund as matters of fundamental policy are summarized under "Investment Restrictions" on page 8. In practical application, the Fund attempts to attain its investment objectives by relying on three fundamental practices:


     Careful selection of securities - based on the performance and position of individual companies and their industries relative to alternative investments.

     Broad diversification among industries and their companies - fundamental to spreading the risk that is inherent in any single investment while recognizing that such risk cannot be eliminated.

     Continuous scrutiny of investments - realization of security values depends upon many factors, including timing, trends of the market, and the economy.

RISK CONSIDERATIONS
The Fund may purchase securities issued by companies organized in foreign countries, including Canada and Australia, provided that, as a result of any such purchase, not more than 20% of the value of the Fund's total assets will be represented by such securities. Although the Fund intends to invest in foreign companies located in nations which it considers to have relatively stable governments, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a country), default in foreign government securities, political or social instability or diplomatic developments which could adversely affect investments in securities of foreign issuers. In addition, in many countries there is less publicly available information about issuers than is generally available with respect to domestic companies. Furthermore, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to domestic companies. In many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may be subject to higher brokerage costs than domestic securities transactions. In addition, the foreign securities markets of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Transactions in foreign securities may involve greater time from the trade date until settlement than for domestic securities transactions and involve the risk of possible losses through holding of securities by custodian and securities depositories in foreign countries. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The Fund may purchase and sell American Depository Receipts ("ADRs"). ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the U.S. securities markets. The Fund may invest in ADRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation of the issuer of the deposited security. The Fund does not consider any ADRs purchased to be foreign securities. Holders of unsponsored ADRs generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the security and the market value of an unsponsored ADR.

The investment adviser, in order to help achieve diversification of risk, rarely makes investments of more than 3% of the Fund's net asset value at cost in any one security.


                             INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions as fundamental policies which may not be changed without the vote of a majority of the Fund's outstanding voting securities. Pursuant to such policies, the Fund may not:

1. Invest more than 5% of its total assets (at the time of purchase) in any issuer (other than the U.S. Government, its agencies and instrumentalities).

2. Invest in the securities of any single issuer, if immediately after and as a result of such investment, the Fund owns more than 10% of the outstanding securities, or more than 10% of the outstanding voting securities of any such issuer.

3. Concentrate more than 25% of the value of its assets in any one industry or any small group of related industries.

4. Invest in other companies for the purpose of exercising control or management.

5. Purchase or sell real estate or real estate mortgage loans; provided that the Fund may invest in securities issued by companies which invest in real estate or interests therein.

6.  Purchase or sell commodities or commodity contracts.

7. Make loans to other persons; provided that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan.

8. Underwrite the securities of other issuers except insofar as the Fund may technically be deemed an "underwriter" under the Securities Act of 1933, as amended, in selling portfolio securities.

9. Invest in securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or in the securities of any company which has, together with any predecessor, a record of less than three years' continuing operation.

10. Purchase securities on margin (except for short-term credit necessary for clearance of portfolio transactions) or sell securities short or write, sell or buy puts or calls, or any combination thereof.

11. Purchase the securities of other investment companies except as an incident of a merger or consolidation or by purchase on the open market without sales commissions other than customary brokers' commissions.

12. Purchase or hold securities of any issuer any of whose officers, directors, trustees or security holders is an officer or director of the Fund or its investment adviser, if after such purchase one or more of such persons owns beneficially more than .5 of 1% of such securities and all of them own beneficially more than 5% of the securities of such company.

13. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only to an amount not exceeding 5% of the cost value of all its assets and for a period not exceeding 60 days.

14. Pledge, mortgage or hypothecate its assets taken at market to an extent greater than 15% of its gross assets taken at cost.

15. Permit its officers or directors or the officers or directors of its investment adviser to take long or short trading positions in Shares.

16. Issue senior securities.


                               PORTFOLIO TURNOVER

Portfolio changes will be made promptly in the event that the Fund's investment adviser shall consider such action appropriate, without regard to the length of time any security involved was held or the impact of such changes on turnover consistent with the Fund's objectives.


During the years 1996 and 1995, the rates of turnover of the Fund's portfolio were 142.11 and 143.27%, respectively. The portfolio turnover ratio for 1996 reflected both an increase in the assets under management and, the Adviser's restructuring of a portion of the portfolio. The portfolio turnover rate is calculated by dividing the lesser of the annual sales or purchases of portfolio securities by the monthly average value of the portfolio securities held by the Fund during the year (excluding all securities whose maturities or expiration dates at the time of acquisition were one year or less). If portfolio turnover is high, it may result in higher brokerage costs and additional capital gains taxes.


When considering prospective investments, the Fund anticipates retaining securities purchased over a period of time. However, surveillance of the portfolio relative to alternative investments may lead to disposition of a security in a short period of time.


                        DETERMINATION OF NET ASSET VALUE


Shares are sold (with a sales charge), and the Fund redeems Shares, at current "net asset value", which is the net asset value of Shares next determined after receipt of an order to purchase Shares or a receipt of an order to redeem Shares, as the case may be. The Fund's net asset value per Share is determined on each day during which the New York Stock Exchange (the "NYSE") is open for trading as of the time of the close of regular trading on the Exchange, which is currently 4:00 p.m. (EST). The NYSE is closed for trading on the following dates in 1997: January 1, February 17, March 28, May 30, July 4, September 1, November 27, and December 25. For purposes of the foregoing determinations, every security in the portfolio which is listed on the NYSE is valued at the last reported sale price on the NYSE or, if there was no such sale, at the mean of the most recent bid and asked prices. The same method is also used for all other listed exchange securities. Over-the-counter securities are valued at the mean between the closing bid and asked prices. When market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Board.

Trading in foreign securities markets is generally completed each day at various times prior to the close of the NYSE. The values of foreign securities held by the Fund will be determined as of such times for purposes of determining the net asset value of the Fund. If events which materially affect the value of foreign securities occur subsequent to the close of the securities market on which such securities are primarily traded, the investments affected thereby will be valued at "fair value" as described above.

Cash and other assets are added to the value of the securities to arrive at total assets. Liabilities, which may include the investment advisory fees, custodian and transfer agent fees, fees for auditing and legal services, and accrued taxes, are deducted from the total value of securities, cash and other assets in order to determine the total net asset value of the Fund. The net asset value is then divided by the number of outstanding Shares in order to determine the net asset value per Share.


                                HOW TO BUY SHARES

Shares are continually offered to investors at a public offering price, which is the net asset value per share next determined following receipt of the purchase order, plus a sales charge which will vary as shown below under "Purchase of Shares".


Purchase of Shares

Shares may be purchased, with a minimum initial investment of $2,000 (except the initial investment may be $500 or more under a payroll deduction arrangement) and a minimum subsequent investment of $100 through securities dealers with whom WSMC has sales agreements ("Dealers"). Upon purchase, the proper number of full and fractional Shares are credited to the Stockholder's account and confirmed by the Fund's Transfer Agent, American Data Services, Inc.. In the event an investor fails to make a payment for Shares purchased, WSMC will complete the transaction so as to avoid a reduction in the Fund's net asset value. The Fund does not issue Share certificates unless requested to do so, and in no event does it issue certificates for fractional Shares. There is no charge for issuance of Share certificates. Any order may be rejected by the Fund or its investment advisor.

You can purchase Shares of the Fund by sending an application form with your check payable to The Wall Street Fund, Inc., c/o American Data Services, Inc., 24 West Carver Street, 2nd Floor, Huntington, NY 11743. To make additional purchases, enclose a check with the form attached to your account statement or mail a check with your account number clearly indicated on the check.

Shares are sold at the public offering price, which is the net asset value per Share next determined following receipt of the purchase order as set forth above (purchase orders received through Dealers by WSMC or directly by American Data Services, Inc. after 4:00 P.M. (EST), will be deemed received on the next business day), plus a sales charge which varies with the amount being purchased as follows:

                                                                                      Allowance to
                                                                 Sales Charge          Selected
                                            Sales Charge        as Percentage*         Dealers as
                                          as Percentage of       of the Net         Percentage of the
Amount of Purchase                       the Offering Price     Amount Invested      Offering Price

Less than $100,000............................  4.00%                4.17%               3.75%
$100,000 or more but less than $175,000.......  3.00                 3.09                2.75
$175,000 or more, but less than $250,000......  2.00                 2.04                1.75
$250,000 or more, but less than $500,000......  1.00                 1.01                0.75
$500,000 and over.............................  0.00                 0.00                0.00

*Rounded to the nearest one-hundredth percent.

Shares of the Fund may be purchased at the net asset value next determined and without a sales charge by:

1. Officers, directors, partners and employees of the Fund, WSMC, Morse, Williams & Co., Inc., Morse Williams Holding Co., Inc., broker-dealers who have currently effective sales agreements with WSMC and affiliates of such companies including their spouses and children; and

2. Any trust, pension or profit-sharing or other benefit plan for the persons described in item 1, above.

3.  Any investment advisory client of Morse, Williams & Co., Inc.

All such net asset value purchases are made upon the written assurance that the purchase is made for investment purposes and the shares purchased may not be resold except through redemption by the Fund. The term "purchase", as used in the first column above, refers to (i) a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21, purchasing Shares for his, her or their own account; (ii) single purchases by a trustee or other fiduciary purchasing Shares for a single trust estate or single fiduciary account (including pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved; (iii) purchases by tax-exempt organizations enumerated in Sections 501(c)(3) or (13) of the Code; (iv) purchases by any "company", as that term is defined in Section 2(a)(8) of the Investment Company Act of 1940 ("the 1940 Act"), but not including purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchases of Shares or shares of other registered investment companies at a discount; and (v) purchases by employee benefit plans not qualified under Section 401 of the Code, including plans or arrangements which provide a means for employees, or an employer ("employer" being defined as a single employer or two or more employers, each of which is an affiliated person of the other under Section 2(a)(3)(C) of the 1940 Act), on behalf of employees, to purchase shares of a registered open-end investment company or companies by means of a payroll deduction plan or otherwise. The term "purchase" shall not include purchases by (A) any group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company jointly or through a trustee, agent, custodian, or other representative; (B) a trustee, agent, custodian, or other representative of such a group of individuals; or (C) any group of individuals whose sole organizational nexus is that the participants therein are credit-card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer, or clients of any investment adviser. Purchases by a company or a non-qualified employee benefit plan, as described in clauses (iv) and (v) above, will qualify for the above quantity discounts only if the Fund and WSMC are able to realize economies of scale in the sales effort and sale-related expense by means of the companies, employers, or plans making the Fund's Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employers or plans bearing the expense of any payroll deduction plan.


Cumulative Quantity Discounts


Any investor who first acquired Shares on or after June 1, 1976 may accumulate "purchases" (as defined above) of Shares to take advantage of the reduced sales charges listed above. Such cumulative quantity discounts are based upon the aggregate public offering price of Shares previously purchased or acquired and then owned by such person plus the aggregate public offering price of the Shares being purchased. Thus, for example, if any investor purchased Shares in any year or years since June 1, 1976 at an aggregate public offering price of $25,000, a purchase of $75,000 worth of additional Shares in 1997 or any subsequent year will be subject to the 3.00% sales charge applicable to transactions of more than $100,000 but less than $175,000. WSMC must be notified when a sale takes place which would qualify for the reduced charges on the basis of previous purchases and reduction will be granted when the aggregate holdings are confirmed through a check of the records of the Fund.


Letters of Intent

The method of achieving reduced sales charges described in the preceding paragraph also applies to all "purchases" of Shares based upon the aggregate public offering price of Shares purchased within a 13-month period pursuant to a written statement of intention (a "Letter of Intent"), which form may be obtained from WSMC at 230 Park Avenue, New York, NY 10169. Upon completion of a Letter of Intent, it must be returned to the Fund c/o American Data Services, Inc., 24 West Carver Street, 2nd Floor, Huntington, NY 11743.

The form Letter of Intent provides that out of the initial purchase, or subsequent purchases if necessary, 5% of the dollar amount specified for purchase over the 13-month period shall be held in escrow by The Bank of New York in the form of unissued Shares in an account in the investor's name. All dividends and any capital gains distributions on the escrowed shares will be paid directly to the investor's account. When the total minimum investment specified under the Letter of Intent is completed by the investor within the 13-month period, the escrowed Shares will be released from escrow. If the intended investment is not completed, the investor will be asked to pay the Fund an amount equal to the difference between the sales charge he has paid pursuant to the Letter of Intent and sales charge applicable to the Shares he has actually purchased, in accordance with the table set forth above. If the investor does not pay the difference in sales charge within 20 days after written request therefore by the Fund or his investment dealer, the Fund will cause to be redeemed an appropriate number of the escrowed Shares in order to realize the difference.


Retirement Plans


For individuals who are under the age of 70 1/2 with earned income who wish to purchase shares, there is available a Custody Agreement, accepted by the Internal Revenue Service ("IRS") as a prototype, for Individual Retirement Accounts ("IRAs"). These individuals may make contributions up to a maximum of $2,000 per year into their IRA's. A married investor may contribute up to $4,000 yearly to his own and his spouse's IRA. Contributions in excess of allowable limits, certain premature distributions before age 59 1/2 or insufficient distributions after age 70 1/2 may result in substantial adverse tax consequences. Star Bank, N.A. serves as fiduciary and custodian of IRA's pursuant to the Custody Agreement and currently charges the following fees: annual maintenance fee per account of $12.00; a $12.00 fee on an incoming transfer from a previous IRA trustee or custodian; a $15.00 fee on a distribution which is not an automatic periodic distribution; a $15.00 fee on refunds of excess contributions; a $15.00 fee on transfers to a successor IRA trustee or custodian; and a $15.00 fee per year for automatic periodic distributions. These fees may be revised from time to time. An individual establishing an IRA should obtain from his or her securities dealer an IRS disclosure statement indicating, among other things, certain rights of revocation.





Automatic Withdrawal Plan

Investors owning or purchasing a total of $15,000 or more of Shares, valued at the current public offering price, may establish an Automatic Withdrawal Plan account. Under an Automatic Withdrawal Plan account, an investor requests a check either monthly, as of the twenty-fifth or nearest business day, or quarterly for a fixed amount, specified by the investor (minimum amount of $200). The minimum amount of $200 per withdrawal is, of course, not a recommended amount and may not be suitable in all instances.

The payments specified by an investor will be made out of the proceeds of redemption of Shares credited to his account. Accordingly, since the withdrawal payments represent the proceeds for Share redemptions, an investor's invested capital will be reduced to the extent that withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested on his Shares. Continued withdrawals in excess of current income risk the exhaustion of invested capital.

All dividends and distributions of Shares are reinvested in additional Shares at net asset value per Share, that is, without sales charge.


                       REDEMPTION AND REPURCHASE OF SHARES

The Fund redeems all full and fractional Shares upon receipt of a written request in proper form from the Stockholder or a repurchase order from a Stockholder's securities dealer. Redemption or repurchase orders are accepted on any day the NYSE is open for business. The net asset value per Share used for purposes of redemption and repurchase is the net asset value per Share next determined after a tender for redemption or repurchase is received. Tenders for redemption and orders for repurchase received after 4:00 P.M. (EST), will be deemed received on the next business day. No redemption or repurchase charge is imposed by the Fund, although the Board has the power to impose a charge not to exceed 1% of the net asset value per Share. However, the Fund has no present intention of imposing any such charge.

Payment for Shares redeemed or repurchased is made as soon as reasonably practicable and, in any event, must be made within seven days after proper tender of the Shares to the Fund's Transfer Agent (see "Procedure for Direct Redemption" below), except that the right of redemption and repurchase may be suspended or the payment date postponed (a) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable or (ii) is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) for such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of Stockholders.

If the Fund is requested to redeem or repurchase Shares for which it has not yet received good payment, the Fund may delay or cause to be delayed the mailing of a redemption or repurchase check until such time as it has assured itself that good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such Shares. This procedure may take up to fifteen days or more.

All redemption and repurchase payments will be made by check, except that if the Board determines that it is in the best interest of the remaining Stockholders, redemptions and repurchases may be made in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed in determining net asset value, and selecting the securities in such manner as the Board may deem fair and equitable. In such event, the Fund may comply with Rule 18f-1 promulgated by the SEC under Section 18(f) of the 1940 Act, pursuant to which the Fund, upon filing a notification of election with the SEC, would redeem and repurchase Shares solely in cash during any 90-day period for any one Stockholder up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such 90-day period. In the event of redemptions or repurchases in kind, a stockholder may incur brokerage commissions in realizing cash thereon.

Because the net asset value of a Share fluctuates as a result of changes in the value of securities owned by the Fund, the amount received upon redemption may be more or less than the amount paid for such Shares.


Procedure for Direct Redemption

A Stockholder wishing to redeem Shares may do so by tendering certificates evidencing ownership of such Shares (endorsing the stock power on the reverse side) to the Fund's Transfer Agent, American Data Services, Inc., 24 West Carver St., 2nd Floor, Huntington, NY 11743, as agent for the Fund. If Share certificates are not held, a letter to the Fund's Transfer Agent requesting redemption is all that is required. In either case, however, the Stockholder's signature must be guaranteed by an "eligible guarantor institution". An eligible guarantor institution is defined as an institution that is a member of a Medallion Program, located in or having a correspondent in New York City. Such institutions generally include national or state banks, savings associations, savings and loan associations, trust companies, savings banks, credit unions and members of a recognized stock exchange. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. Payment for Shares redeemed will be made by the Fund to the Stockholder within the time period described above.


Procedure For Repurchase From Securities Dealers

A Stockholder may request his or her securities dealer to place an order with the Fund to repurchase such Stockholder's Shares; such orders may be placed with the Fund by telephone, telegraph or letter. These repurchase arrangements are for the convenience of Stockholders and, as mentioned above, the Fund does not presently impose a charge on such orders. However, a securities dealer may impose a charge on the Stockholder for transmitting the repurchase order to the Fund. For a Stockholder requesting repurchase through his or her securities dealer, payment will be made by the Fund to such securities dealer within the time period described above after proper tender of the certificates for the Shares, if any, and stock power with signatures guaranteed, to the Fund's Transfer Agent in the manner described under "Procedure for Direct Redemption" above.


                           DIVIDENDS AND DISTRIBUTIONS

In addition to any increase in the value of your Shares as a result of increases in the value of the Fund's investments, the Fund may earn income in the form of dividends and interest on its investments. It is the Fund's policy to distribute substantially all of this income, less expenses, to its shareholders. Capital gains or losses are the result of the Fund's sale of its portfolio securities at prices that are higher or lower than the prices paid by the Fund to buy such securities. Total profits from such sales, less losses, represent net realized capital gains. The Fund distributes net realized capital gains, if any, to shareholders annually.

Under present policy, Stockholders who so elect may automatically reinvest any dividends and distributions in additional full and fractional Shares at net asset value per Share (calculated as of the date of payment), that is, without imposition of a sales charge. Other Stockholders will receive dividends, if any, from net investment income in cash, with a separate opportunity to reinvest each such dividend at net asset value, and receive distributions from net capital gains realized by the Fund on the sale of securities in Shares, unless they have previously elected, or elect in each instance, to receive cash. Fractional increments may be paid in Shares or cash, depending upon the circumstances. Under the Fund's cumulative investment and Automatic Withdrawal Plans, reinvestment of both dividends and distributions in full and fractional Shares is automatic.

Dividends and distributions are payable when, as and if declared by the Board.


                                    TAXATION

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code to the extent that its net investment income and net realized capital gains are distributed. Whether paid in cash or in additional Shares and regardless of the length of time the Fund's Shares have been owned by Stockholders who are subject to federal income taxes, distributions from long-term capital gains are taxable as such. Dividends from net investment income or net short-term capital gains will be taxable as ordinary income, whether received in cash or in additional Shares. For those investors subject to tax, if purchases of Shares of the Fund are made shortly before the record date for a dividend or capital gain distribution, a portion of the investment will be returned as a taxable distribution. Shareholders are notified annually by the Fund as to the federal tax status of dividends and distributions paid by the Fund.

Dividends which are declared in October, November or December to shareholders of record in such a month by which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

The sale of Shares of the Fund is a taxable event and may result in a capital gain or loss to shareholders subject to tax. Capital gain or loss may be realized from an ordinary redemption of shares or a withdrawal under the Automatic Withdrawal Plan. Any loss incurred on sale or exchange of the Fund's Shares, held for six months or less, will be treated as long-term capital loss to the extent of capital gain dividends received with respect to such Shares. Ordinary income distributions may be eligible for the 70% dividends received deduction for corporate shareholders. The amount qualifying for the deduction is generally limited to such shareholders' proportionate share of the aggregate dividends received from domestic corporations by the Fund. Distributions and the proceeds of redemptions may, in certain limited circumstances, be subject to back up withholding at the rate of 31%.

In addition to federal taxes, shareholders may be subject to state and local taxes on distributions of interest income and capital gains. Distributions from certain types of U.S. government securities may be exempt from state personal income taxes.

The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the federal, state, local or foreign tax consequences of an investment in the Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Information About WSMC

Wall Street Management Corporation ("WSMC"), the Fund's investment adviser (and principal underwriter), with principal offices at 230 Park Avenue, New York, NY 10169 is a Massachusetts corporation organized on September 15, 1954. It has served as the Fund's investment adviser since its organization.

WSMC has 6,520 shares of capital stock outstanding. 100% of which are owned by Morse, Williams & Co., Inc. ("MWC"). Morse Williams Holding Co., Inc. ("Holding"), a Delaware corporation, owns all of the issued and outstanding shares of capital stock of MWC. Robert P. Morse is the sole director of Holding and owns 100% of the outstanding Common Stock of Holding and 100% of the Preferred A Voting Stock of Holding. Such ownership of the Preferred A Voting Stock gives Mr. Morse sole management control of Holding. The principal business address of Holding and Robert P. Morse is 230 Park Ave., New York, NY 10169. Mr. Morse is the President and sole Director of WSMC and Holding and also is President and a Director of MWC and the Fund. Mr. Morse has been responsible for the day-to-day management of the Fund's portfolio since 1984.


The Advisory Agreement


WSMC furnishes investment advisory research, statistical and managerial services and provides the Fund with a continuous investment program pursuant to an Investment Advisory Contract with the Fund dated April 26, 1990 and continued by the Board on February 20, 1997 (the "Advisory Agreement").


Under the Advisory Agreement the Fund pays its own expenses including interest charges; taxes; costs of purchasing and selling securities for its portfolio; rent; expenses of redemption of shares; auditing and legal expenses; expenses attributable to setting the type for and printing only such copies of prospectuses as are filed with any federal or state agency, regulatory authority or governmental department; directors' fees and expenses necessarily incurred by directors in attendance at directors' meetings; expenses of administrative personnel and administrative services; custodian fees; fees of the transfer agent, the registrar and the dividend disbursing agent; cost of stock certificates and corporate reports; all other printing expenses not specifically allocated to WSMC under the Agreement; costs in connection with Board meetings and meetings of Stockholders, including proxy material preparation and distribution, filing fees, dues, insurance premiums, miscellaneous management and operating expenses and expenses of an extraordinary and nonrecurring nature.


The Advisory Agreement provides that it shall continue in effect for a period of two years from its effective date and that it may be continued from year to year thereafter only if specifically approved at least annually by a vote of a majority of the Board, or by the vote of a majority of the Fund's outstanding voting securities. In either case, each continuance must be approved by a majority vote of the directors who are not parties to such contract or "interested persons" of any such party to such contract (other than as directors of the Fund) cast in person at a meeting called for that purpose. The Advisory Agreement will be effective through April 26, 1998.


The Advisory Agreement may be amended or modified only by the vote of a majority of the Fund's outstanding voting securities and a majority of the Board, including a majority of such directors who are not parties of the Agreement or "interested persons" of any such party (other than as directors of the Fund).

The Advisory Agreement may be terminated, without penalty, on 60 days' written notice to WSMC, by the Board or by the vote of a majority of the Fund's outstanding voting securities. It automatically terminates upon its "assignment" within the meaning of Section 2(a)(4) of the 1940 Act.


Description of the Advisory Fee

The Advisory Agreement provides for an advisory fee based upon a fixed percentage of the Fund's net asset value. Such advisory fee is calculated and paid monthly by applying the following monthly rates to the average daily net asset value of the Fund during the preceding month:

                          Equivalent       Average Daily
        Monthly Rate      Annual Rate      Net Asset Value
       -------------------------------------------------------------------
        1/16 of 1%        3/4 of 1%        On the first $125 million
        5/96 of 1%        5/8 of 1%        On the next $75 million
        1/24 of 1%        1/2 of 1%        On amounts over $200 million


The advisory fees paid for 1996 as a percentage of the Fund's average net assets was 0.73% after expenses reimbursed by WSMC. See the following sub-caption as to the expense limitation and reimbursement features of the Advisory Agreement.


Expense Limitation

The Advisory Agreement provides an overall limitation of the total expenses of the Fund as follows: if the normal operating expenses of the Fund for any year, including the advisory fee computed above (but excluding taxes, interest, brokerage fees, and extraordinary legal , auditing or other expenses incurred in connection with or as a result of any matter not in the ordinary course of business of the Fund), exceed 2% of the first $10,000,000, 1.5% of the next $20,000,000 and 1% of the balance, of the average daily net asset value, then the excess of the expenses will be refunded by WSMC to the Fund. WSMC will waive collection of any or all of its advisory fee to reflect any required expense reimbursement.


The expenses of the Fund for 1996 as a percentage of net assets was 1.82% after reimbursement.



The Underwriting Agreement


WSMC also acts as the principal underwriter for the Fund pursuant to an Underwriting Agreement with the Fund most recently approved by the Board on February 20, 1997 (the "Underwriting Agreement"), which Agreement provides that WSMC shall use its best efforts to find purchasers for authorized but unissued Shares, with WSMC paying all expenses in connection therewith.


The Underwriting Agreement provides that it shall continue in effect for a period of more than two years from the date thereof only so long as such continuance is specifically approved at least annually by the Board including the vote of a majority of the directors who are not parties to such contract or "interested persons" of any such party to the contract (other than as directors of the Fund) cast in person at a meeting called for that purpose.

Either the Fund or WSMC may terminate the Underwriting Agreement on any date by giving the other party at least six months' prior written notice of such termination and the Fund may terminate the Underwriting Agreement at any time upon any failure by WSMC to fulfill its obligations as underwriter under such agreement. The Underwriting Agreement also provides that it shall automatically terminate in the event of its assignment within the meaning of Section 2(a)(4) of the Investment Company Act.


During the years 1996, 1995, and 1994, the total amount of underwriting commissions paid or accrued to WSMC under the Underwriting Agreement were $4957, $538, and $313, respectively, after deducting dealer allowances withheld of $0, $0, and $2,285, respectively. WSMC received net remuneration (i.e. net advisory fees paid under the Advisory Agreement plus net underwriting commissions) from the Fund in 1996, 1995, and 1994, of $118,755, $80,227, and $65,237,
respectively.



Administrator


Pursuant to an Administrative Services Agreement with the Fund, American Data Services, Inc. ("ADS") provides the Fund with the necessary office space, communication facilities and personnel to perform certain services to the Fund, including; monitoring services provided to the Fund by other service providers; furnishing financial data and management reports; preparing all shareholder financial statements; preparing the Fund's federal state and local tax returns; preparing periodic reports to the SEC on Form N-SAR and amendments to the Fund's registration statement; monitoring all regulatory restrictions for compliance; and answering inquiries from Fund shareholders and broker-dealers. A principal of ADS is the Secretary and Treasurer of the Fund.


For services rendered pursuant to the Administrative Services Agreement, the Fund pays ADS, Inc. a monthly fee equal to the greater of (i) $2,083 or (ii) 1/12th of 0.1% of the first $75 million of average monthly net assets, plus 1/12th of 0.05% of the next $50 million of average monthly net assets, plus 1/12th of 0.04% of average monthly net assets in excess of $125 million.


Custodian, Transfer and Dividend Disbursing Agent

The Bank of New York, 110 Washington Street, New York, NY 10286 is custodian for the Fund and it holds in safekeeping all of the portfolio securities and cash of the Fund pursuant to the terms of a Custodian Agreement. The Custodian performs no managerial or policy-making functions with or for the Fund. The services of the custodian do not provide protection to Stockholders against possible depreciation of assets. ADS serves as the Fund's Transfer Agent and Dividend Disbursing Agent.


The Board of Directors

The property, business and affairs of the Fund are managed by a Board of Directors that currently consists of four members.


Independent Accountants

Coopers & Lybrand L.L.P., independent accountants, 1301 Avenue of the Americas, New York, NY 10019, is the auditor for the Fund and audits its financial statements yearly.


                               GENERAL INFORMATION

Description of Shares


The Fund was organized on December 26, 1945 and has an authorized capital of 5,000,000 Shares. Each Share has equal voting, dividend, redemption and liquidation rights. There is no limitation on transferability, and no Share is subject to further call by the Fund. The Shares have non-cumulative voting rights, which means that the holders of more than 50 percent of the Shares voting for the election of directors can elect 100 percent of the directors if they choose to do so, and, in such event, the holders of the remaining Shares voting for the election of directors will not be able to elect any person or persons to the Board. In addition, directors of the Fund elected by the shareholders serve until a successor is elected and assumes office. The Fund, under applicable Maryland law, does not hold an annual meeting of shareholders in any year in which such a meeting is not required under state law or the 1940 Act. The fiscal year of the Fund ends on December 31 of each year.


Additional Information

The Fund may disseminate reports of its investment performance from time to time. Investment performance is calculated on a total return basis; that is by including all net investment income and any realized and unrealized net capital gains or losses during the period for which investment performance is reported. If dividends or capital gains distributions have been paid during the relevant period the calculation of investment performance will include such dividends and capital gains distributions as though reinvested in shares of the Fund. Standard quotations of total return are computed in accordance with SEC Guidelines to provide comparability to other investment companies. Performance data is based on historical earnings and is not intended to indicate future performance. Rates of return expressed on an annual basis will usually not equal the sum of returns expressed for consecutive interim periods due to the compounding of the interim yields. The Fund's annual report to shareholders for the fiscal year ended December 31, 1996 contains performance information about the Fund. A copy of the annual report is available upon request without charge and may be obtained by calling the Fund at (800) 443-4693.



Shareholder Information and Reports


All shareholder inquiries regarding account information of transactions should be directed to American Data Services, Inc., 24 West Carver St., 2nd Floor, Huntington, NY 11743 or by telephone to (800) 443-4693. Shareholder inquiries about general Fund information should be directed to the Fund's office at (212) 856-8250. Shareholders will be provided semi-annual unaudited and annual audited reports, including a listing of portfolio securities held.

                            THE WALL STREET FUND, INC

                       STATEMENT OF ADDITIONAL INFORMATION

                    230 Park Avenue, New York, New York 10169
                            Telephone: (212) 856-8250







This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus of The Wall Street Fund, Inc. (the "Fund"), dated May 1, 1997. The Prospectus may be obtained by writing to the above address or by calling the above phone number.



      The date of this Statement of Additional Information is May 1, 1997.

                                TABLE OF CONTENTS




Investment Objectives and Policies...................................... B-2
Management of the Fund.................................................. B-3
Principal Holders of Securities......................................... B-5
Brokerage Allocation.................................................... B-5
Tax Status.............................................................. B-6
Underwriter............................................................. B-7
Calculation of Performance Data......................................... B-8
Financial Statements.................................................... B-10







                       INVESTMENT OBJECTIVES AND POLICIES

In order to achieve the "growth of capital" stated as the primary investment objective in the Prospectus (under the heading "Investment Objectives"), the management of the Fund looks for undervalued investments in economic areas experiencing lasting growth, i.e., those that are inefficiently priced and have outstanding characteristics relative to alternative investments. Further, the companies whose stocks are purchased must, whether large or small, be quality companies run by able and motivated management teams, have sustainable earnings growth, appropriate dividend policies, minimal or moderate debt, and valuable products or services. Also, such financial ratios as superior profit margins, return on equity, and cash flow are essential criteria. Growth characteristics of the Fund's portfolio of investments are vital to meet the Fund's primary investment objective. So is the ability to control risk. Accordingly, prudent portfolio diversification is stressed. Seldom is more than 3% of the Fund's net asset value invested at cost in any one security.

                             MANAGEMENT OF THE FUND

The Fund is managed by its directors and officers. Their names, ages, addresses and information as to their principal business occupations during the last five years is set forth below in alphabetical order.

                                                Principal Occupations
                              Positions         for Last Five Years
Name and Address  (Age)       Held With Fund    and Other Directorships
-------------------------------------------------------------------------------
Michael R. Linburn (63)       Vice President    Director of Marketing, Morse,
230 Park Avenue                                 Williams & Co., Inc.
New York, NY 10169                              since 1992.


Clifton H.W. Maloney (58)     Director          President, C.H.W. Maloney &
245 Park Avenue                                 Co., Inc., an investment
New York, NY  10169                             banking firm, since 1981.
                                                Director, Chromium Industries,
                                                Inc., and Liberty Business
                                                Forms and Systems, Inc.


Michael Miola (44)            Secretary/        President, American Data
24 West Carver Street         Treasurer         Services, Inc., a mutual fund
Huntington, NY  11743                           administration and computer
                                                software development firm,
                                                since 1984.


Robert P. Morse* (51)         Chairman,         President and a Director, Morse
230 Park Avenue               President and     Williams & Co., Inc., investment
New York, NY  10169           Director          counselors, since 1981;
                                                President and sole Director of
                                                Wall Street Management
                                                Corporation ("WSMC") since 1984
                                                and Morse Williams Holding Co.,
                                                Inc. since 1986.


Allen C. Post (53)            Vice President    Portfolio Manager, Morse,
230 Park Avenue                                 Williams, & Co., Inc.
New York, NY 10169                              since 1991.

                                                Principal Occupations
                              Positions         for Last Five Years
Name and Address (Age)        Held With Fund    and Other Directorships
-------------------------------------------------------------------------------
Sharon A. Queeney (54)        Director          President, Queeney Enterprises
64 East 91st Street                             since 1988, a marketing/media
New York, NY  10128                             production company.


Harlan K. Ullman, (56)        Director          Chairman, Killoven Group, a
 Ph.D                                           consulting firm; Senior
Fellow, 1245 29th Street, N.W.                  The Center for Naval Analyses;
Washington, D.C.  20007                         Senior Associate, of Center for
                                                Strategic and International
                                                Studies, since 1987.


* Denotes a director who is an "interested person" as that term is defined in
  Section 2(a)(19) of the Investment Company Act of 1940 (the "Investment Company Act").


         Set forth below is a Compensation Table listing, for each director, the aggregate compensation received from the Fund for the calendar year ended December 31, 1996. The Fund has no bonus, profit sharing, or retirement plans.


                               COMPENSATION TABLE

                                                     Total
                                                  Compensation
                                                  Received From
Director                                              Fund
----------------------------------------------------------------
Clifton H.W. Maloney ..............................   $4,000
Robert P. Morse ...................................   $4,000
Sharon A. Queeney .................................   $4,000
Harlan K. Ullman ..................................   $4,000






In addition, the Fund's Directors were reimbursed for expenses of $2,673 in connection with the four Board Meetings held during the year. The Fund makes no payments of salary to any officer in such capacity.

As of April 2, 1997, all officers and directors of the Fund as a group owned (according to information supplied by them) of record or beneficially a total of 574,781.369 Shares (or 29.19%) of the Fund.



                         PRINCIPAL HOLDERS OF SECURITIES


The following is the only person known to the Fund who, on April 2, 1997, owned of record or beneficially more than five percent of the outstanding Shares:
Robert P. Morse as one of three trustees for seven trust accounts, as sole trustee for one trust account and as custodian for three separate Uniform Gifts to Minors Act accounts and personally, holding in the aggregate 571,029.447 Shares (29.00%) of record. WSMC, which is owned indirectly by Mr. Morse, beneficially owns 3,119.361 Shares (or 0.16%) of the Fund.



                              BROKERAGE ALLOCATION

It is the policy of the Fund to select brokers on the basis of their ability to effect transactions in portfolio securities in such a manner as to obtain the best execution of orders at the most favorable prices. Brokerage business is also allocated in order to obtain investment information and research, so that WSMC may supplement its own analysis and research activities and may make available to the Fund the recommendations, views and information of individuals and research staffs of many different securities firms. Such investment information and research is presently provided to WSMC at no cost to it, and to the extent that such investment information and research is used by WSMC in rendering investment advice to the Fund, it tends to reduce the expenses of WSMC. Subject to the foregoing policies, brokers are chosen by the officers of WSMC in accordance with their best judgment and the allocation of brokerage is not made in accordance with any formula. In following the foregoing policies, however, a broker may be paid a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of such broker's ability to promptly execute the order and/or provide research services. In allocating brokerage, the Fund does not favor or disfavor any broker on the basis of sales of Shares made or expected to be made by such broker.

During the years 1996, 1995 and 1994, the Fund paid brokerage commissions of $72,469, $60,653 and $39,932, respectively, to brokerage firms in connection with its purchases and sales of portfolio securities. The variance between the commissions paid during 1996 and the commissions paid during 1995 reflected both an increase in the assets under management, and the Adviser's restructuring of a portion of the portfolio. The Fund uses the Instinet network to execute transactions in securities traded over-the-counter ("OTC") on a commission basis.

During the year 1996, the Fund paid commissions for securities transactions to brokers that provided investment information and research services to WSMC of $1,850 with respect to securities transactions valued at $501,350. Research services furnished by brokers through whom securities transactions are effected may be used by WSMC in servicing all of its accounts and not all such services may be used by WSMC in connection with the Fund.

During the years 1996, 1995, and 1994 none of the brokers employed by the Fund
(i) was an "affiliated person" (as defined in Section 2(a)(3) of the Investment Company Act) of the Fund; (ii) was an affiliated person of such an affiliated person; or (iii) had an affiliated person who was also an affiliated person of the Fund or WSMC.

WSMC may act as one of the Fund's brokers in the purchase and sale of portfolio securities. It is the Fund's intention to use WSMC as a broker where, in the judgment of Fund management, such firm would be able to obtain a price and execution at least as favorable as other qualified brokers. In 1996 WSMC did not act as an executing broker for any portfolio transactions of the Fund.



                                   TAX STATUS

The following information supplements the information set forth in the Prospectus under the heading "TAXATION".

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code") applicable to regulated investment companies. The Fund intends to pay dividends representing its investment company taxable income within certain time periods specified by the

Code. By doing so and by meeting certain diversification and other requirements, the Fund intends to qualify as a regulated investment company under the Code. Since the Fund will distribute its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute all of its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

Taxation of Shareholders. Distributions reflecting the Fund's own dividend income will qualify for the 70% dividends received deduction available to corporate shareholders if the Fund does not sell the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock).

Individuals and other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, as well as the proceeds of redemptions of Fund shares, if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding. For most individuals, the taxpayer identification number is the taxpayer's social security number.



                                   UNDERWRITER

The following information supplements the information set forth in the Prospectus under the subheading, "The Underwriting Agreement."

WSMC, the Fund's principal underwriter, offers Shares of the Fund on a continuous basis, has entered into dealer agreements with various broker/dealer firms located in jurisdictions where the Fund has registered its Shares for public sale. The dealer agreements require dealers to act as agent for WSMC for consideration, which is set forth in the Prospectus under the subheading, "Purchase of Shares" in the column captioned "Allowance to Selected Dealers as Percentage of the Offering Price." The dealer agreements also require that the dealers be registered as brokers and dealers pursuant to Section 15 of the

Securities Exchange Act of 1934 and that they be members in good standing of the National Association of Securities Dealers, Inc.


Set forth below is a Table listing all commissions and other aggregate compensation received by WSMC from the Fund for the calendar year ended December 31, 1996.

                         Net Underwriting    Compensation on
Name of Principal         Discounts and      Redemptions and     Brokerage        Other
  Underwriter              Commissions         Repurchases      Commissions     Compensation
----------------------------------------------------------------------------------------------
Wall Street
Management Corp.             $4,957              None              None         $113,798 (1)

(1) Other compensation is comprised of advisory fees earned by WSMC during the calendar year ended December 31, 1996 in the amount of $116,345 less excess operating expenses reimbursed by WSMC in the amount of $2,547.




                         CALCULATION OF PERFORMANCE DATA


Following are quotations of the Fund's average annual total return for the indicated periods using the standardized method of calculation required by the Securities and Exchange Commission ("SEC"):

     for the one-year period ended December 31, 1996:      6.99%
     for the five-year period ended December 31, 1996:    11.09%
     for the ten-year period ended December 31, 1996:     11.23%


Average annual total return is calculated according to the following SEC formula:

                                     n
                               P(1+T) = ERV

where P= a hypothetical initial payment of $1,000; T= average annual total return; n= number of years; and ERV= ending redeemable value of the hypothetical initial payment of $1,000 made at the beginning of the 1,5, and 10-year periods at the end of the 1,5 and 10-year periods. The maximum sales load was deducted from the initial $1,000 investment and all dividends and distributions were assumed to have been reinvested at the appropriate net asset value per share.



                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996


COMMON STOCKS AND WARRANTS - 90.61%
                                                         Market
         Shares                                          Value
         ------                                          -----
                  BASIC MATERIALS - 7.71%
         8,000+   Barrick Gold Corp...................  $ 230,000
       180,000+   Federation Resources................     15,732
        10,000+   ICC Technologies Inc................     53,125
         3,149+   IMC Global Inc......................    123,205
       100,000+   International Precious Metals Corp..    442,182
        12,000+   Jilin Chemical Ind..................    175,500
         3,000+   Nucor Corp..........................    153,000
         1,000+   Zoltek Companies Inc................     36,313
                                                        ---------
                                                        1,229,057
                                                        ---------
                  CAPITAL GOODS- 6.94%
        80,000+   Flow Intl. Corp....................    740,000
         2,500+   Hewlett Packard Co.................    125,625
        10,000+   Nematron Corp......................     53,125
        40,000+   Stevens Graphics Series A..........     60,000
         2,500+   Zygo Corp..........................    128,125
                                                       ----------
                                                       1,106,875
                                                       ----------
                  CONSUMER - CYCLICAL - 8.49%
         6,000+   CompUSA Inc........................    123,750
         2,500+   Delia*s, Inc.......................     49,219
         4,000+   Gap Inc............................    120,500
         3,000+   Home Depot Inc.....................    150,375
        10,000+   Metromedia International Group Inc.     98,750
         3,000+   North Face Inc.....................     57,375
         8,000+   Pixar..............................    104,500
         3,500+   Saks Holdings Inc..................     94,500
        20,000+   Sport-Haley Inc....................    252,500
         6,000+   Tiffany & Co.......................    219,750
        15,000+   Zomax Optical Media................     81,563
                                                       ----------
                                                       1,352,782
                                                       ----------
                  CONSUMER NON-CYCLICAL - 19.41%
        25,000+   Alpha-Beta Technology Inc..........    265,625
        10,000+   Alza Corp..........................    258,750
         2,000+   Amgen Inc..........................    108,875
         6,000+   Amway Japan Ltd. ADR...............     99,750
         2,000+   Biochem Pharm. Inc.................    100,125
         5,000+   Cellpro Inc........................     61,250
        10,000+   Centocor Inc.......................    358,125
         4,000+   Chiron Corp........................     74,250
         3,500+   Genzyme Corp.......................     76,344
         4,500+   Healthcare Compare Corp............    191,250
         5,000+   Idexx Laboratories Inc.............    180,625
        12,000+   Isis Pharmaceuticals...............    214,500
        15,000+   Liposome Co. Inc...................    287,813
         5,000+   Martek Biosciences Corp............     98,125
         3,000+   Merck & Co.........................    237,750
         2,000+   Pfizer Inc.........................    165,750
        10,000+   Retirement Care Associates Inc.....     82,500
         4,000+   Transkaryotic Therapies Inc........     73,750
         5,000+   Vencor Inc.........................    158,125
                                                       ----------
                                                       3,093,282
                                                       ----------
COMMON STOCKS AND WARRANTS (continued)

                                                         Market
         Shares                                          Value
         ------                                          ------

                  DIVERSIFIED - 1.81%
       598,000+   International UNP Holdings Ltd.....  $ 122,171
         2,000+   Minnesota Mining & Manufacturing Co.   165,750
                                                       ----------
                                                         287,921
                                                       ----------
                  ENERGY - 2.62%
         4,000+   Anadarko Petroleum Corporation.....    259,000
         5,000+   Gulf Canada Resources..............     36,875
         3,000+   Unocal Corp........................    121,875
                                                       ----------
                                                         417,750
                                                       ----------
                  FINANCIAL 2.38%
         8,000+   Allmerica Financial Corp...........    268,000
         3,000+   Federal National Mortgage
                    Association......................    111,750
                                                       ----------
                                                         379,750
                                                       ----------
                  SERVICES - 8.77%
         2,000+   APAC Teleservices Inc..............     76,750
        2,000+    Cintas Corp........................    118,000
        49,500+   Executive Telecard Ltd.............    300,094
         6,000+   First Data Corp....................    219,000
         5,000+   Ogden Corp.........................     93,750
        15,000+   Premis Corporation.................     81,563
        28,000+   Qualmark Corporation...............     80,500
         4,000+   Renaissance Solutions Inc..........    181,500
        15,750+   Strategic Distribution Inc.........    126,000
        37,000+   U-Ship Inc.........................    120,250
                                                       ----------
                                                       1,397,407
                                                       ----------
                  TECHNOLOGY - 31.41%
         7,500+   Adobe Systems Inc..................    280,781
         1,500+   Altera Corp........................    109,031
         5,000+   Ascend Communications Inc..........    310,625
        20,000+   Astea International Inc............    115,625
         5,191+   Avant Corporation..................    164,165
        15,000+   Celeritek Inc......................    161,250
         1,000+   Cisco Systems Inc..................     63,688
         2,000+   Digital Equipment Corp.............     72,750
         1,000+   Electronics for Imaging Inc........     81,875
         3,000+   ESS Technology ....................     84,375
        20,000+   Excite Inc.........................    207,500
       100,000+   Executone Info. Systems............    240,625
         3,000+   Fusion Systems Corp................     64,500
         7,000+   Harbinger Corp.....................    182,000
         2,000+   Intel Corp.........................    261,875
        25,000+   Kasten Chase Applied Research......     72,958
         7,000+   Metatools, Inc.....................     81,813
         4,000+   MFS Communications Inc.............    217,500
         2,510+   Millicom Int'l. Cellular S.A.......     80,477
         1,000+   Motorola Inc.......................     61,375
         2,000+   Netscape Communications Corp.......    113,750
         5,000+   Octel Communications Corp..........     86,875
        30,000+   On Technology Corporation .........    163,125
         3,000+   Oracle Systems Corporation.........    125,063
         5,000+   Paging Network Inc.................     76,563
         4,000+   Parametric Technologies............    205,750


                       See notes to financial statements



                           THE WALL STREET FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1996




COMMON STOCKS AND WARRANTS (continued)

                                                          Market
         Shares                                           Value
         ------                                           -----

         3,000+   Raptor Systems Inc................    $ 60,188
         6,502+   Rational Software Corp............     257,235
         2,500+   Rogue Wave Software Inc...........      40,000
         2,000+   Sawtek Inc........................      78,625
         4,000+   Seagate Technology ...............     158,000
        11,000+   Select Software Tools Ltd.
                     Sponsored Adr..................     195,938
         3,000+   Synopsys Inc......................     138,000
         7,000+   Vitesse Semi-Conductor Corp.......     318,938
         2,000+   Xilinx Inc........................      73,625
                                                       ----------
                                                       5,006,463
                                                       ----------
                  TRANSPORTATION 0.50%
         2,000+   Wisconsin Central Transportation..      79,250
                                                       ----------
                  UTILITIES 0.57%
         2,000+   GTE Corp..........................      91,000
                                                       ----------
                  WARRANTS - 0.00%
           875+   American Satellite Network Inc.
                     Warrants.......................           0
           580+   Stevens International Inc. Cl A
                     Warrants.......................           0
                                                       ----------
                                                               0
                                                       ----------
                  TOTAL COMMON STOCKS AND WARRANTS
                  (Cost $11,993,036)................  14,441,537
                                                       ----------

BONDS - 8.78%
       Principal                                         Market
         Value                                           Value
       ---------                                         ------
                  CONVERTIBLE BONDS - 8.78%
      $200,000+   Air & Water Technologies 8.00%
                     05/15/2015.....................   $ 176,000
       200,000+   Alza Corp. 5.00%
                     05/01/2006.....................     196,000
       220,000+^  Bonneville Pacific Corp. 7.75%
                     08/15/2009.....................     286,000
       500,000+   Executone Information Systems 7.50%
                     03/15/2011.....................     443,750
       300,000+   VLSI Technology Inc. 8.25%
                     10/01/2005.....................     298,500
                                                       ----------
                  TOTAL BONDS
                  (Cost $841,353)...................   1,400,250
                                                       ----------
                  TOTAL INVESTMENTS
                  (Cost $12,834,389)      99.39%....  15,841,787

                  OTHER ASSETS LESS
                     LIABILITIES           0.61%....      97,526
                                                       ----------
                  TOTAL NET ASSETS       100.00%....$ 15,939,313
                                         ======       ==========

(1) Federal Tax Information: At December 31, 1996 the net unrealized appreciation based on cost for Federal Income tax purposes of $12,887,404 was as follows:
     Aggregate gross unrealized for all investments in
     which there was an excess of value over cost....$ 3,894,385
     Aggregate gross unrealized depreciation for all
     investments in which there was an excess of
     cost over value.................................   (940,002)
                                                       ---------
     Net unrealized appreciation ....................$ 2,954,383
                                                       =========

+  Non-income producing security.
^  Priced at fair value as determined by the Board of Directors.


                       See notes to financial statements.



                           THE WALL STREET FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1996



ASSETS:
Investments in securities, at value
   (cost $12,834,389)  (Note 1).............             $ 15,841,787
Cash .......................................                   58,243
Receivables:
         Investment securities sold..........  $67,598
         Fund shares sold....................   68,033
         Interest and dividends..............   29,544
                                               -------
                                                              165,175
Other assets................................                    1,535
         Total Assets.......................               16,066,740

LIABILITIES:
Payables:
         Investment securities purchased....   111,405
         Investment adviser fee.............    10,000
         Other payables and accrued
                  expenses..................     6,022
                                               -------
                  Total Liabilities.........                  127,427
                                                           ----------
                           Net Assets.......             $ 15,939,313
                                                           ==========
Net Assets Consist of:
         Capital stock at par value.........             $  2,003,045
         Additional paid in capital.........               10,976,343
         Unrealized appreciation on
                  investments...............                3,007,398
         Accumulated net realized loss
                  on investments............                  (47,473)
                                                            ---------
                           Net Assets.......             $ 15,939,313
                                                           ==========

Net asset value and
         redemption price per share
         ($15,939,313/2,003,045 shares
         of capital stock outstanding)
         (Note 4)..........................                     $7.96
                                                            =========

Maximum offering price per share
         (100/96 of $7.96).................                     $8.29
                                                            =========



                       See notes to financial statements.



                           THE WALL STREET FUND, INC.
                             STATEMENT OF OPERATIONS
                               December 31, 1996



INVESTMENT INCOME:
Income:
         Dividends....................                      $  52,028
         Interest.....................                        125,624
                                                              -------
Total income..........................                        177,652


Expenses:
         Investment adviser fees
           (Note 3)...................      $116,345
         Transfer agent fees and
            dividend paying expenses..        26,099
         Custodian fees...............        17,126
         Accounting services..........        49,000
         Reports to shareholders......        11,645
         Professional fees............        27,759
         Directors fees and expenses..        18,673
         Registration fees............         7,119
         Miscellaneous................        11,853
                                             -------
     Total Expenses...................       285,619
Less:
         Reimbursed expenses
            (Note 3)..................        (2,547)
                                             -------
            Net expenses..............                        283,072
                                                              -------
            Net investment loss ......                       (105,420)

NET REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS
(Note 1)
Net realized gains from
         investment transactions.....                       2,067,893
Net decrease in unrealized appreciation
         of investments..............                        (333,671)
                                                            ---------
Net realized and unrealized gains
         on investments..............                       1,734,222
                                                            ---------
Net increase in net assets
         resulting from operations...                      $1,628,802
                                                            =========




                           THE WALL STREET FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS


                                                    For the           For the
                                                   year ended        year ended
                                                  December 31,      December 31,
                                                     1996               1995
                                                  -----------       -----------


Net investment loss                               $  (105,420)     $   (48,766)
Net realized gains from
         investment transactions                    2,067,893         2,612,789
Net increase (decrease) in unrealized
         appreciation of investments                 (333,671)        1,347,456
                                                    ---------         ---------
Net increase in net assets
         resulting from operations                  1,628,802         3,911,479
Distributions to shareholders
         from:
Net realized gains from
         investment transactions
         ($1.15 and $1.80 per share,
         respectively)                             (2,009,946)       (2,567,131)
Net capital share transactions
         (Note 4)                                   1,937,669         1,958,367
                                                    ---------         ---------
Total increase in net assets                        1,556,525         3,302,715

NET ASSETS:
Beginning of year                                  14,382,788        11,080,073
                                                   ----------        ----------
End of year                                       $15,939,313       $14,382,788
                                                   ==========        ==========

                           THE WALL STREET FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 1996



(1)  Summary of significant accounting policies:

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(A) Securities Valuations - The value of investments is based on the published last sale prices on national securities exchanges, or, in the absence of recorded sales, at the mean between the closing bid and asked prices on such exchanges or over-the-counter. At December 31, 1996, the Fund held a security for which a market quotation was not readily available and which was valued in good faith by the Board of Directors. This security had a value of $286,000 representing 1.79% of the Fund's net assets.

(B) Federal Income Taxes - No provision for federal income taxes has been made in the accompanying financial statements, since the Fund intends to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its net investment income and net realized gains on investments.

(C) Other - Security transactions are accounted for on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The net realized gains and losses are determined on the identified cost basis. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. During the year ended December 31, 1996, the Fund increased additional paid-in-capital by $39,676, decreased accumulated net realized loss by $105,420 and decreased accumulated net realized gain on investments by $145,096.

(2)  Purchases and sales of securities:
     Purchases and sales of investment securities, during the year ended December 31, 1996 aggregated $21,321,470 and $21,322,565, respectively.

(3)  Investment advisory fees and other:
     The advisory agreement provides for advisory fees of 1/16 of 1% monthly (equivalent to 3/4 of 1% per annum) of the first $125,000,000 of average net assets of the Fund. The present advisory agreement also provides for the adviser to reimburse the Fund for any expenses (including the advisory fee but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2% of the first $10,00,000, 1 1/2% of the next $20,000,000 and 1% of any balance of the average daily net asset value.

     For the year ended December 31, 1996, Wall Street Management Corporation
(WSMC) earned investment advisory fees of $116,345 and reimbursed the Fund $2,547 for expenses.

     The adviser also serves as the Fund's principal underwriter. For the year ended December 31, 1996, WSMC received $4,957 as its portion of the sales charge on sales of shares of the Fund. Certain of the officers and directors of the Fund are officers and directors of WSMC.

     The Fund has arranged for American Data Services, Inc., of which the Fund's Secretary and Treasurer is a principal, to prepare the accounting records and perform administrative and transfer agent services for the Fund. Costs incurred totalled $75,099 for the year ended December 31, 1996.

     Morse, Williams & Co., Inc. (MWC), 100% owner of WSMC, performs administrative services for the Fund. This includes costs of shared office expenses, rent, telephone charges and supply expenses. For the year ended December 31, 1996, no remuneration was paid by the Fund to MWC.

(4)  Capital stock:

     At December 31, 1996 there were 5,000,000 shares of $1 par value capital stock authorized. Transactions in capital stock during the year ended December 31, 1996 and the year ended December 31, 1995 were as follows:


                                              1996                 1995
                                              ----                 ----
                                        Shares    Amount    Shares     Amount
                                        ------    ------    ------     ------

Shares sold..................           78,951     698,614   40,412   $ 347,329
Shares issued for
     reinvestment of
     distribution from
     realized gains..........          243,015   1,905,236  320,091   2,432,692
Shares redeemed..............          (76,029)   (666,181) (95,787)   (821,654)
                                       -------   ---------  -------   ---------
Net increase.................          245,937  $1,937,669  264,716  $1,958,367
                                       =======   =========  =======   =========


FINANCIAL HIGHLIGHTS
(For a fund share outstanding throughout each year)
Year Ended December 31,


                                              1996            1995         1994          1993         1992

Net asset value, beginning of year........  $  8.19         $  7.42      $ 8.03        $ 7.60       $  7.27

Income from investment operations
Net investment income (loss)..............    (0.06)          (0.03)      (0.02)        (0.02)         0.01
Net realized and unrealized
         gains (losses) on investments....     0.98            2.60       (0.38)         1.00          0.54
Total from investment operations..........     0.92            2.57       (0.40)         0.98          0.55

Less distributions
Dividends from net investment income......     0.00            0.00        0.00          0.00         (0.01)
Distribution from realized gains
         from security transactions.......    (1.15)          (1.80)      (0.21)        (0.55)        (0.21)
Total distributions.......................    (1.15)          (1.80)      (0.21)        (0.55)        (0.22)

Net asset value, end of year ............. $   7.96         $  8.19      $ 7.42       $  8.03       $  7.60

Total return**............................    11.45%          36.50%      (4.86%)       13.17%         7.61%

Ratios/supplemental data
Net assets, end of year (in 000's)........   15,939          14,383      11,080         11,561       11,202
Ratio of expenses to average net assets...     1.84%           2.02%       2.12%         2.04%         2.15%
Ratio of expenses to average net assets,
     net of reimbursement.................     1.82%           1.90%       1.96%         1.96%         1.97%
Ratio of net investment income (loss)
      to average net assets...............    (0.70%)         (0.50%)     (0.47%)       (0.31%)       (0.08%)
Ratio of net investment income (loss)
     to average net assets,
     net of reimbursement.................    (0.68%)         (0.38%)     (0.31%)       (0.23%)        0.09%
Portfolio turnover rate...................   142.11%         143.27%      89.01%       107.22%       112.47%
Average commission rate paid+.............    .0666             -           -             -             -


**Excluding sales charge.
+ For fiscal years beginning on or after September 1, 1996, a fund is required to disclose its average commission rate per share for trades on which a commission is charged.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
To The Shareholders and Board of Directors of
The Wall Street Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Wall Street Fund, Inc., including the schedule of investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Wall Street Fund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                       Coopers & Lybrand L.L.P.

New York, New York
February 24, 1997

PRINCIPAL INVESTMENT CHANGES
For the year ended December 31, 1996

NEW POSITIONS
Alpha-Beta Technology, Adtran Inc., Allmerica Financial Corp., Apac Teleservices, Anadarko Petroleum Corporation, Ascend Communications, Astea International Inc., Avant Corporation, Celeritek Inc., Cellpro Inc., Cisco Systems Inc., Delia*s, Inc., Electronics For Imaging Inc., ESS Technology, Federal Nat. Mtg. Assn., Fusion Systems Corp., Gulf Canada Resources, Gap Inc., Idexx Laboratories Inc., IMC Global Inc., Kasten Chase Applied Research, MFS Communications Inc., Metromedia International Group, Minnesota Mining & Manufacturing, Metatools, Inc., Nematron Corp., Netscape Communications, Ogden Corp., On Technology Corp., Paging Network Inc., Pixar, Premis Corporation, Qualmark Corporation, Raptor Systems Inc., Retirement Care Associates Inc., Rogue Wave Software, Sawtek Inc., Seagate Technology, Stevens International Cl A Warrants, Saks Holdings Inc., Select Software Tools Ltd. Spon. ADR, Sport-Haley Inc., Transkaryotic Therapies Inc., North Face Inc., U-Ship Inc., Wisconsin Central Trans, Excite Inc., Zoltek Companies Inc., Zomax Optical Media. CONVERTIBLE BONDS: Alza Corp. 5.00%, 05/01/2006.

ELIMINATIONS
Apple Computer Inc., Abbott Labs, Analog Devices Inc., Adaptec Inc., ADT Limited, Adtran Inc., Acclaim Entertainment Inc., Aura Systems Inc, Boeing Co., BAB Holdings, Inc., Basic Petroleum Intl. Ltd., Brio Industries Inc., Boston Scientific Corp., Bio Technology General Corp., CAI Wireless Systems Inc., CCH Inc. Cl B, Cephalon Inc., Cerner Corp., Columbia Healthcare Corp., Dresser Industries, Datalogix International, Data Works, Fluor Corp., Groupo Mexicano Desarollo ADR, Heart Technology Inc., Immulogic Pharm. Corp., Inference Corp. "A", Intersolv Inc., Liposome Convertible Preferred Stock, McDonalds Corp., Micro Component Technology, Medimmune Inc., Mariner Health Co., Microsoft Corp., Mobile Telecom Tech. Corp., Mattson Technology, Inc., Measurex Corp., New Plan Realty Trust, Netstar Inc., Novadigm Inc., Northwest Pipe Co., Office Depot Inc., Orphan Med. Inc., Picturetel Corp., Parker & Parsley Petroleum Co., PDT Inc., Pete Geo Service ADR, Paget Mining Ltd., Pall Corp., Platinum Software, Read-Rite Corp., Radius Inc., Ribi Immunechem Res. Inc., Repap Enterprises Inc. Common, Singer Co., Sheldahl Inc., Shuffle Master Inc., Shiva Corp., Solectron Corp., Sun Micro Systems, Tipperary Corp., United Meridian, Uunet Technologies Inc., Ventritex Inc., Video Sentry Corp., Wal-Mart Stores Inc., Youth Services Intl. Inc. Convertible Bonds: Browning Ferris Industries 6.25%, 08/15/2012, Centocor 7.25%, 02/01/2001, IMC Global 6.25%, 12/01/2001, Seagate 6.75%,
05/01/2012.
This report is not to be construed as an offering for the sale of The Wall Street Fund, Inc., or as a solicitation of an offer to buy any such shares, unless accompanied by an effective prospectus setting forth details of the Fund including the sales charge and other material information.










AVERAGE ANNUAL TOTAL RETURN++

[GRAPH SHOWN HERE]


AVERAGE ANNUAL TOTAL RETURN
After Sales Charge at the Beginning of each period
Including Reinvestment of Dividends.

1 YEAR: 6.99%    5 YEAR: 11.09%    10 YEAR: 11.23%




The maximum initial sales charge payable on an investment in the Fund was 5.50% at December 31, 1986. At public offering price of $10,000, the net investment in the Fund would be $9,450, assuming no waiver or reduction of sales charges. Currently, the maximum sales charge is 4.0%. The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance. Return and share price will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

++ Not covered by report of independent accountants.



MANAGEMENTS DISCUSSION OF
FUND PERFORMANCE

     The Fund's broad diversification policy combined with Fund Management's stock selection were significant factors contributing to Fund performance in 1996. Management's strategy of investing in companies selected from a variety of broad industry groups and investing in a large number of different companies with strong fundamental growth characteristics provides protection from long term fundamental portfolio risk. Fund Management's analytical emphasis on a company's future sustainable earnings growth and the quality of corporate management are also important to Fund performance.

     Throughout most of 1996 interest rates were higher than the previous years lower levels which affected the prices of the Fund's equity investments and convertible bond investments. Market prices for your Fund's investments generally increased due to strong corporate earnings. The very high inflow of new funds into the US market increased the prices of large capitalization businesses as investors bought these names and ignored many excellent smaller and medium capitalization issues. Your fund includes small, medium as well as large capitalization issues but is weighted in the faster growing smaller companies.

Dear Fellow Shareholders:

     As the performance numbers indicate, 1996 was a positive year for your Fund. We enjoyed a total return of +11.5% for the year as reported by CDA/Weisenberger Mutual Fund reports. Since December 31, 1990, we have had an average annual total return of better than 17% through December 31, 1996.

     The year 1996 was good for U.S. investors in large stocks as indicated by the S&P 500 total return of +22.8%. The smaller capitalization index, the Russell 2000, was +14.8% and intermediate Lehman Government/Corporate bond index was +2.8%.

     The extraordinary strength in large capitalization equities in 1996 and especially 4Q96, is likely to be matched or exceeded in 1997 by medium to smaller capitalization securities as well as convertibles. The 1996 returns on convertibles and the Russell 2000 was a little more than half as much as the larger capitalization weighted S&P 500. It was difficult for an equity portfolio blended with medium size companies and convertible securities to equal or exceed the S&P 500 capitalization weighted index last year due to the vast quantity of new investment dollars flowing to the larger company names.

     As we progress into the new year we expect to see investment funds flow to the areas of greater value, higher earnings per share growth investments. This should prove beneficial to the Fund's portfolio along with lower interest rates.

     The jury is still out on the economy; a number of people believe the Federal Reserve will have to raise interest rates while others think the next move will be down. We see the economy continuing real growth at a modest, non-inflationary rate in the 2 1/2% range for the foreseeable future. We frankly expect interest rates to resume their secular decline in 1997 once the markets come to accept the paradigm that non-inflationary full employment is closer to a 4% than a 5 1/2% unemployment rate.


     A modest slowing in the growth rate of earnings for the S&P 500 in 1997 and beyond may be in the cards due to the cyclical nature of many of the companies in the index. In this environment, the high sustainable growth names which we favor for the Fund should perform well, especially the well managed smaller capitalization stocks with innovative technologies and large market potentials. We note with particular interest the expansion of market price earnings multiples in progress. While this has been driven in part by the supply and demand considerations of large inflows of money in the past several years (and is therefore suspect as to its sustainability), we expect that gradually declining interest rates will provide further (and perhaps more sustainable) momentum to this expansion. In January 1995 and January 1996, the market P/E was about 15X those years' estimated earnings; in January 1997 the P/E is 18 on this year's earnings. For the owners of companies with superior growth prospects, as the earnings come through, the stock prices should rise. Price earnings multiple expansion merely adds more fuel to this very powerful engine.


     We constantly ask ourselves whether the market has the ability to continue to go upward. History tells us that we shouldn't expect another booming market and to expect a price correction when money flows lessen, which may happen in time. The magnitude of funds available for investment remains the largest unknown, but it appears that the members of the massive "baby boom" generation will continue to aggressively invest toward their retirement goals over the next 5 to 8 years and this savings pool should provide sufficient liquidity to limit market corrections. For the foreseeable future, we continue to believe that good quality growth equity investments will deliver the best long term returns. It is our intention to remain fairly fully invested and to take advantage of any correction to add to already solid positions.

     If there is a cause for concern it comes from outside the U.S. where economics are not solid, Europe and Japan especially come to mind. Given the relative strength of the US, the dollar and dollar based investments are likely to continue to shine, especially smaller capitalization growth companies in the U.S.

     Should you have any questions, please don't hesitate to call me directly or send e-mail to rpm@thewallstreetfund.com.


                                        Sincerely,

                                        /s/ Robert P. Morse
                                        Robert P. Morse
                                        President

January 31, 1997

DIRECTORS
John F. Carr, Emeritus
Clifton H.W. Maloney
Robert P. Morse, Chairman
Sharon A. Queeney
Harlan K. Ullman


OFFICERS
Robert P. Morse, President
Michael R. Linburn, Vice President
Allen C. Post, Vice President
Michael Miola, Secretary, Treasurer


INVESTMENT ADVISER
WALL STREET MANAGEMENT CORPORATION
230 Park Avenue
New York, New York 10169


CUSTODIAN
THE BANK OF NEW YORK
90 Washington Street, 11th Floor
New York, New York 10286


TRANSFER AGENT
AMERICAN DATA SERVICES
24 West Carver Street
Huntington, New York 11743


INDEPENDENT ACCOUNTANTS
COOPERS & LYBRAND L.L.P.
1301 Avenue of the Americas
New York, New York 10019



                              THE WALL STREET FUND INC.
                              ANNUAL REPORT
                              December 31, 1996

PART C.   OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

          (a)  Financial Statements:

               Included in Part B of the Registration Statement:

               Report of Independent Accountants dated February 24, 1997

               Statement of Assets and Liabilities at December 31, 1996

               Statement of Operations of the Year Ended December 31, 1996

               Statement of changes in Net Assets for the years ended
                  December 31, 1996 and 1995

               Investments, December 31, 1996

               Notes to Financial Statements.


          (b)  Exhibits:

               (1) The Articles of Incorporation of Registrant and all amendments thereto to date, filed as Exhibits to Post-Effective Amendment No. 37 to Registrant's Registration Statement filed with Commission
                      April 23, 1980.

               (1)(a) Articles of Amendment and Restatement of Articles
                      of Incorporation of Registrant, as filed with the State Department of Assessments and Taxation of Maryland on March 29, 1966, which was filed as Ex-hibit (1)(f) to Post-Effective Amendment No. 37.

               (1)(b) Articles of Amendment of Articles of Incorporation
                      of Registrant, as filed on May 23, 1969, which was filed as Exhibit (1)(g) to Post-Effective Amendment No. 37.

               (1)(c) Articles of Amendment of Articles of Incorporation
                      of Registration, as filed on October 1, 1969, which was filed as Exhibit (1)(h) to Post-Effective Amendment No. 37.

               (1)(d) Articles of Amendment of Articles of Incorporation
                      of Registrant, as filed on April 19, 1971, which was filed as Exhibit (10(i) to Post-Effective Amendment No. 37.

               (1)(e) Articles of Amendment of Articles of Incorporation
                      of Registrant, as filed on May 26, 1978, which was filed as Exhibit (1)(j) to Post-Effective Amendment No. 37.

               (2) By-Laws of Registrant and all amendments thereto date, as amended February 22, 1996.

               (3)    Not Applicable.

               (4) Specimen Certificate of Capital Stock of Registrant filed as Exhibit to Post-Effective Amendment No. 45 to Registrant's Registration Statement filed
                      March 1, 1988.

               (5) Investment Advisory Contract voted upon and ratified by the shareholders April 26, 1990 between Registrant and Wall Street Management Corporation, filed as Exhibit 5 to Post-Effective Amendment 47 to Registrant's Registration Statement filed
                      March 3, 1992.

               (6) Underwriting Agreement and Form of Dealer Agree-ment, effective April 23, 1987, filed as Exhibit to a Post-Effective Amendment filed on approximately May 1, 1987.

               (7)    Not Applicable.

               (8) The below listed Custodian Agreement and letter setting forth schedule of remuneration, filed as Exhibits numbered and lettered same as below to Post-Effective Amendment No. 37 to Registrant's Registration Statement, filed with the Commission May 1, 1980.

               (8)(a) Custodian Agreement dated April 22, 1966, be-
                      tween Registrant and The Bank of New York.

               (8)(b) Letter dated September 14, 1978, from The Bank of
                      New York to Registrant setting forth fee schedule for the period after January 1, 1979.

               (8)(c) Fee schedule from the Bank of New York setting
                      forth fees for global custody filed as Exhibit to Post-Effective Amendment No. 48 to Registrant's Registration Statement filed April 25, 1994.

               (9)(a) Administration Agreement with American Data Services,
                      Inc. dated June 21, 1993 filed as Exhibit to Post-Effective Amendment No. 48 to Registrant's Registration Statement filed April 25, 1994.

               (9)(b) Fund Accounting Service Agreement with American Data
                      Services, Inc. dated June 21, 1993 filed as Exhibit to Post-Effective Amendment No. 48 to Registrant's Registration Statement filed April 25, 1994.

               (9)(c) Shareholder Servicing Agent Agreement with American Data
                      Services, Inc. dated June 21, 1993 filed as Exhibit to Post-Effective Amendment No. 48 to Registrant's Registration Statement filed April 25, 1994.


               (10) Opinion and consent of counsel filed with Rule 24f-2 notice on February 27, 1997.

               (11) Consent of Independent Certified Public Accountants dated April 17, 1997.

               (12)   Not Applicable.

               (13)   Not Applicable.

               (14) The below listed Individual Retirement Account Ap-plication, disclosure statement, custodial account form, and simplified employee pension-individual retirement accounts contribution agreement, filed as Exhibits numbered and lettered same as below in Post-Effective Amendment No. 39 to Registrant's Registration Statement, filed with the Commission November 3, 1982.

               (15)   Not Applicable.

               (16) Schedule of computation of average annual total return for the 1, 5 and 10 year periods ended December 31, 1996.

               (17)   Financial Data Schedule.

               (18)   Not Applicable.

Item 25:  Persons Controlled by or Under Common Control with Registrant

          Not Applicable.

Item 26:  Number of Holders of Securities.

          As of April 2, 1997:

                (1)                                      (2)
              Title of                            Number of Record
               Class                                   Holders

          Capital Stock                                 1,497
          (Par Value $1/share)

Item 27:  Indemnification

          Item 4 of Part II of Post-Effective Amendment No. 37 to Registrant's Registration Statement, filed with the Commission on May 28,
          1981, is hereby incorporated by reference.


Item 28:  Business and other Connections of Investment Adviser.

          See captions "Information About WSMC" in the Prospectus and "Management of the Fund" in the Statement of Additional Information.


Item 29:  Principal Underwriters

          (a)  None

          (b)  Name & Principal              Positions & Offices    Positions & Offices
               Business Address              with Underwriter       with Registrant

               Robert P. Morse               President; Director    President; Director
               230 Park Avenue
               New York, New York 10169

               Michael R. Linburn                                   Vice President
               230 Park Avenue
               New York, New York 10169

               Allen C. Post                                        Vice President
               230 Park Avenue
               New York, New York 10169

               Michael Miola                                        Secretary/Treasurer
               24 West Carver Street
               Huntington, New York  11743

          (c) Not applicable.

Item 30: Location of Accounts and Records

         With the exception of the items required by Rule 31a-1(b)(2)(i)(a)-(c), which are maintained by The Bank of New York, 90 Washington
         Street, New York, New York 10015, all other current records presently required to be maintained by the Registrant are located in its offices at 230 Park Avenue, New York, New York 10169 and at American Data Services, Inc., 24 West Carver Street, Huntington,
         New York 11743. Non-current records are located at 96 Cove Road, Oyster Bay, New York 11771.


Item 31:  Management services.

          Not applicable.

Item 32:  Undertakings.

          (a) Not applicable.

          (b) Not applicable.

          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1993 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York, on the 17th day of April, 1997.

                                               THE WALL STREET FUND, INC.
                                                   Registrant

                                           BY: ______________________________
                                                Robert P. Morse
                                                President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


____________________________________________                   _______________
 Robert P. Morse, President & Director



____________________________________________                   _______________
 Michael Miola, Secretary/Treasurer



____________________________________________                   _______________
 Clifton H.W. Maloney, Director



____________________________________________                   _______________
 Sharon A. Queeney, Director



____________________________________________                   _______________
 Harlan K. Ullman, Director

                                  EXHIBIT INDEX

EXHIBIT NO.      EXHIBIT                                             PAGE NO.

  ( 2)           By-Laws as amended February 22, 1996.

  (11)           Consent of Coopers & Lybrand L.L.P.

  (16) Schedule of computation of average annual total return for the 1, 5 and 10 year periods ended December 31, 1996.

  (27)           Financial Data Schedule.